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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 26, 2001


                               H.B. Fuller Company
             (Exact name of registrant as specified in its charter)



        Minnesota                  0-3488                    41-0268370
      (State of                  (Commission              (I.R.S. Employer
     Incorporation)              file number)            Identification No.)


  1200 Willow Lake Boulevard, St. Paul, Minnesota               55110-5101
      (Address of principal executive offices)                  (Zip Code)



                                 (651) 236-5900
              (Registrant's telephone number, including area code)
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Item 5. Other Events

On June 26, 2001, H.B. Fuller Company. announced its earnings fo the second quarter ending June 2, 2001. A copy of the press release that discusses these matters is filed as an exhibit to, and incorporated by reference in, this report.

Item 7. Financial Statements and Exhibits.

         Exhibit 99        Press Release dated June 26, 2001


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          H.B. FULLER COMPANY
                                                 Date: June 26, 2001

                                          By: /s/Richard C. Baker
                                          Richard C. Baker, Vice President,
                                              General Counsel and Secretary


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